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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) February 23, 2004
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                                VOYAGER ONE, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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Commission File Number                        IRS Employer Identification Number

         2102 Business Center Drive, Suite 130, Irvine, California 92612
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 253-4675
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Board of Directors of the Company determined that it was in the best interest of the Company to change its auditors, Haskell & White, LLP. to Mendoza Berger & Company, LLP.

The audit reports provided by the Company's auditors, Haskell & White, LLP. for the fiscal years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2001-2002, and during the interim period from January 1, 2003 through the date February 23, 2004, there have been no past disagreements between the Company and Haskell & White, LLP., on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The Board of Directors approved the appointment of Mendoza Berger & Company, LLP of Irvine, California as its new auditors.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c)   Exhibits

                  16. Letter from Haskell & White, LLP. to the SEC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004                          VOYAGER ONE, INC.

                                              By:  /s/ Gerry Martin
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                                                  Gerry Martin
                                                  President